As filed with the Securities and Exchange Commission on October 23, 2003
                                            Securities Act File No. 333-
                                    Investment Company Act File No. 811-
_______________________________________________________________________________

                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                        ______________________________

                                   FORM N-2
                        ______________________________

                  [X]   Registration Statement under the Securities Act of 1933
                            [ ] Pre-Effective Amendment No.
                            [ ] Post-Effective Amendment No.
                                     and/or
                  [X]   Registration Statement under the Investment Company
                        Act of 1940
                            [ ] Amendment No.

                        ______________________________

                    DREMAN/CLAYMORE DIVIDEND & INCOME FUND
              (Exact Name of Registrant as Specified in Charter)
                        ______________________________

                             210 North Hale Street
                            Wheaton, Illinois 60187
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: 630-315-2036

                            Nicholas Dalmaso, Esq.
                           Claymore Securities, Inc.
                             210 North Hale Street
                            Wheaton, Illinois 60187
                    (Name and Address of Agent for Service)

                                  Copies to:

       Lloyd K. Jagai                                 Charles B. Taylor, Esq.
 Dreman Value Management LLC                       Skadden, Arps, Slate, Meagher
10 Exchange Place, Suite 2150                             & Flom (Illinois)
Jersey City, New Jersey 07302                          333 West Wacker Drive
                                                      Chicago, Illinois  60606



Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

 It is proposed that this filing will become effective (check appropriate box):

     [x] When declared effective pursuant to section 8(c). If appropriate, check the following box:

     [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].


                    CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
_______________________________________________________________________________________________________________

                            Proposed            Proposed
                            Maximum              Maximum
                                                                   Offering         Aggregate         Amount of
                                               Amount Being          Price          Offering        Registration
Title of Being Registered Securities            Registered         Per Share        Price (1)            Fee
                                                ----------         ---------        ---------            ---
Common Shares,                                50,000  Shares        $ 20.00        $1,000,000         $ 80.90
$.01 par value

        (1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.


   SUBJECT TO COMPLETION -- PRELIMINARY PROSPECTUS DATED OCTOBER [ ], 2003


PRELIMINARY PROSPECTUS
----------------------
[Dreman Logo]                                                  [Claymore Logo]

                    Dreman/Claymore Dividend & Income Fund
                               [ ] Common Shares
                               $20.00 per share


         Investment Objective. Dreman/Claymore Dividend & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide high total return, through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

         Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 65% of the Fund's total assets will consist of investments in common and preferred stocks. The Fund may invest up to 10% of its total assets in fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P") or securities determined by the Fund's investment manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds."

         Investment Adviser and Investment Manager. The Fund's investment adviser is Claymore Securities, Inc. (the "Investment Adviser"). Dreman Value Management LLC (the "Investment Manager") serves as the Fund's investment manager pursuant to a sub-advisory agreement between the Investment Adviser and the Investment Manager.

         No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering. The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol " ."

         Investing in common shares involves certain risks. See "Risk Factors and Special Considerations" on page [ ] of this Prospectus.

                                                         Per Share     Total
Public offering price................................    $             $
Sales load(1)........................................    $             $
Estimated organizational and offering expenses(2)....    $             $
Proceeds, after expenses, to the Fund................    $             $

(1) For a description of other compensation paid to the underwriters, see "Underwriting."

(2) In addition to the sales load, the Fund will pay offering expenses, which are estimated to total $[ ] and which will reduce the "Proceeds to the Fund" (above). The Investment Adviser has agreed to pay all organizational expenses of the Fund. The Investment Adviser has also agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.04 per share.

         The underwriters may also purchase up to an additional [ ] common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover over-allotments.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The common shares will be ready for delivery on or about [     ], 2003.

                                                    [Underwriters]

                The date of this prospectus is [       ], 2003.

         Leverage. The Fund may use financial leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowing in an aggregate amount up to 33 1/3% of the Fund's assets after such issuance and/or borrowing. The Fund currently intends to issue Preferred Shares in an amount initially equal to approximately 33 1/3% of the Fund's assets (including the proceeds of such issuance) within three months following the completion of the offering of the common shares. Leverage creates a greater risk of loss, as well as a potential for greater income and capital appreciation, for the common shares than if leverage is not used. The Fund's leveraging strategy may not be successful.
See "Use of Leverage."

         You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated, [ ] 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, by calling (800) [ ] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


                               TABLE OF CONTENTS

                                                                           Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Policies
Investment Strategy
Use of Leverage
Risk Factors and Special Considerations
Management of the Fund
Dividends and Distributions
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan
Description of the Shares
Anti-Takeover Provisions of the Fund's Governing Documents
Closed-End Fund Structure; Repurchase of Shares; Conversion to Open-End Fund Taxation
Custodian, Transfer Agent and Dividend Disbursing Agent
Underwriting
Legal Matters
Additional Information
Privacy Principles of the Fund
Table of Contents for the Statement of Additional Information
Appendix A - Corporate Bond Ratings

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

         Until [ ], 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated [ ], 2003 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risk Factors and Special Considerations".

The Fund The Dreman/Claymore Dividend & Income Fund is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

The Offering                             The Fund is offering common shares of
                                         beneficial interest, par value $0.01
                                         per share, at $20.00 per share
                                         through a group of underwriters (the
                                         "Underwriters") led by [     ]. The
                                         common shares of beneficial interest
                                         are called "Common Shares." The
                                         minimum purchase in this offering is
                                         100 Common Shares ($2,000). The Fund
                                         has given the Underwriters an option
                                         to purchase up to [      ] additional
                                         Common Shares to cover orders in
                                         excess of [      ] Common Shares. See
                                         "Underwriting." Claymore Securities,
                                         Inc. has agreed to (i) reimburse all
                                         organizational costs and (ii) pay all
                                         offering costs (other than sales
                                         load) that exceed $0.04 per Common
                                         Share.

Investment Objective and Policies        The Fund's investment objective is to
                                         provide high total return, through a
                                         combination of current income and
                                         capital appreciation. The Fund's
                                         investment objective is considered
                                         fundamental and may not be changed
                                         without shareholder approval. There
                                         can be no assurance the Fund will
                                         achieve its investment objective.

                                         Under normal market conditions, the
                                         Fund will invest at least 80% of its
                                         total assets in dividend paying or
                                         other income producing securities. In
                                         addition, under normal market
                                         conditions, at least 50% of the
                                         Fund's total assets will consist of
                                         investments in common and preferred
                                         stocks and up to 30% of its assets in
                                         investment grade debt securities. The
                                         Fund may invest up to 10% of its
                                         total assets in fixed income
                                         securities of below investment grade
                                         quality. Non-investment grade quality
                                         securities are securities rated Ba or
                                         lower by Moody's Investors Service,
                                         Inc. ("Moody's") or BB or lower by
                                         Standard & Poor's Ratings Group, a
                                         division of The McGraw Hill Companies
                                         ("S&P") or securities determined by
                                         the Fund's Investment Manager to be
                                         of comparable quality. Securities of
                                         below investment grade quality are
                                         commonly referred to as "junk bonds"
                                         and are regarded as having
                                         predominantly speculative
                                         characteristics with respect to the
                                         issuer's capacity to pay interest and
                                         repay principal. The foregoing credit
                                         quality policy applies only at the
                                         time a security is purchased and the
                                         Fund is not required to sell a
                                         security if its credit rating is
                                         downgraded or withdrawn. The Fund may
                                         invest up to 15% of its total assets
                                         in U.S. dollar-denominated securities
                                         of foreign issuers. See "Investment
                                         Objective and Policies."

                                         Common Stocks. Common stocks are
                                         shares of a corporation or other
                                         entity that entitle the holder to a
                                         pro rata share of the profits of the
                                         corporation, if any, without
                                         preference over any other class of
                                         securities, including the company's
                                         debt securities, preferred stock and
                                         other senior equity securities. In
                                         making stock selections, the Fund's
                                         Investment Manager seeks to invest in
                                         securities that have a yield greater
                                         than that of the Standard and Poor's
                                         500 Composite Stock Price Index (the
                                         "S&P(R) 500 Stock Index"), as well as
                                         the potential for capital
                                         appreciation. In evaluating stocks,
                                         the Fund's Investment Manager
                                         compares companies' stock prices to
                                         their book values, cash flows and
                                         dividend yields and analyzes
                                         individual companies to seek to
                                         identify those that are financially
                                         sound and that appear to have strong
                                         potential for long-term growth and
                                         income.

                                         Preferred Stocks. Equity securities
                                         also include preferred stock.
                                         Preferred stock has a preference over
                                         common stock in liquidation (and
                                         generally dividends as well) but is
                                         subordinated to the liabilities of
                                         the issuer in all respects. As a
                                         general rule the market value of
                                         preferred stock with a fixed dividend
                                         rate and no conversion element varies
                                         inversely with interest rates and
                                         perceived credit risk, while the
                                         market price of convertible preferred
                                         stock generally also reflects some
                                         element of conversion value. The
                                         Fund's Investment Manager believes
                                         that preferred stock of certain
                                         companies offers the opportunity for
                                         capital appreciation as well as
                                         periodic income, particularly in
                                         cases of companies that have
                                         performed below expectations.

                                         Investment Grade Debt Securities. The
                                         Fund may invest in investment grade
                                         bonds of varying maturities issued by
                                         corporations and other business
                                         entities. Bonds are fixed or variable
                                         rate debt obligations, including
                                         bills, notes, debentures, money
                                         market instruments and similar
                                         instruments and securities. Bonds
                                         generally are used by corporations as
                                         well as governments and other issuers
                                         to borrow money from investors. The
                                         issuer pays the investor a fixed or
                                         variable rate of interest and
                                         normally must repay the amount
                                         borrowed on or before maturity.
                                         Certain bonds are "perpetual" in that
                                         they have no maturity date.

                                         Non-Investment Grade Securities. The
                                         Fund may invest up to 10% of its
                                         total assets in non-convertible fixed
                                         income securities of below investment
                                         grade quality. Generally, such lower
                                         quality securities offer a higher
                                         current yield than is offered by
                                         higher quality securities, but also
                                         (i) will likely have some quality and
                                         protective characteristics that, in
                                         the judgment of the rating
                                         organizations, are outweighed by
                                         large uncertainties or major risk
                                         exposures to adverse conditions and
                                         (ii) are predominantly speculative
                                         with respect to the issuer's capacity
                                         to pay interest and repay principal
                                         in accordance with the terms of the
                                         obligation. In selecting
                                         non-investment grade securities the
                                         Fund's Investment Manager may
                                         consider, among other factors,
                                         current and anticipated cash flow and
                                         borrowing requirements, value of
                                         assets in relation to historical
                                         cost, strength of management,
                                         responsiveness to business
                                         conditions, credit standing and
                                         current anticipated results of
                                         operations, as well as general
                                         business conditions, anticipated
                                         changes in interest rates and the
                                         outlook for specific industries.

                                         Other Investment Practices. The Fund
                                         may purchase and sell certain
                                         derivative instruments, such as
                                         options, futures contracts and
                                         options on futures contracts, for
                                         various portfolio management
                                         purposes, including to seek income or
                                         capital appreciation, facilitate
                                         portfolio management and mitigate
                                         risks.

Use of Leverage                          The Fund may use financial leverage
                                         through the issuance of Preferred
                                         Shares, commercial paper or notes
                                         and/or borrowing in an aggregate
                                         amount up to 33 1/3% of the Fund's
                                         assets after such issuance and/or
                                         borrowing. The Fund currently intends
                                         to issue Preferred Shares in an
                                         amount initially equal to
                                         approximately 33 1/3% of the Fund's
                                         assets after such issuance within
                                         three months following the completion
                                         of the offering of the Common Shares.
                                         The use of financial leverage creates
                                         an opportunity for increased income
                                         and capital appreciation for holders
                                         of the Common Shares, but also
                                         involves special risks, including the
                                         likelihood of greater volatility in
                                         the net asset value and market price
                                         of the Common Shares, and there can
                                         be no assurance that a leveraging
                                         strategy will be successful during
                                         any period in which it is employed.
                                         During periods in which the Fund is
                                         using leverage, the fees received by
                                         the Fund's Investment Adviser and
                                         Investment Manager will be higher
                                         than if the Fund did not use leverage
                                         because the fees paid will be
                                         calculated based on the Fund's
                                         managed assets ("Managed Assets," as
                                         used in this Prospectus, means the
                                         total assets of the Fund (including
                                         assets attributable to any Preferred
                                         Shares that may be outstanding or
                                         otherwise attributable to financial
                                         leverage) minus the sum of accrued
                                         liabilities (other than debt
                                         representing financial leverage). For
                                         purposes of determining Managed
                                         Assets, the liquidation preference of
                                         Preferred Shares is not treated as a
                                         liability.)

Investment Adviser and
    Investment Manager                   The Fund's Investment Adviser is
                                         Claymore Securities, Inc. Dreman
                                         Value Management LLC serves as the
                                         Fund's Investment Manager pursuant to
                                         a sub-advisory agreement between
                                         Claymore Securities, Inc. and Dreman
                                         Value Management LLC.

Dividends and Distributions              The Fund intends to distribute its
                                         net investment income on a monthly
                                         basis and to distribute at least
                                         annually any net long-term capital
                                         gain realized during the year. The
                                         initial dividend is expected to be
                                         declared approximately 45 days, and
                                         paid approximately 60 to 90 days,
                                         from the completion of this offering
                                         of Common Shares, depending on market
                                         conditions and operations. Unless you
                                         elect to receive distributions in
                                         cash, all of your distributions will
                                         be automatically reinvested in
                                         additional Common Shares under the
                                         Fund's Dividend Reinvestment Plan.

                                         The Fund intends to seek exemptive
                                         relief from the SEC to permit it to
                                         adopt a managed dividend policy
                                         ("Managed Dividend Policy"). Pursuant
                                         to a Managed Dividend Policy, the
                                         Fund could make regular cash
                                         distributions to holders of Common
                                         Shares, at a fixed rate per Common
                                         Share or at a fixed percentage of its
                                         net asset value, that may include
                                         periodic distributions of net long-
                                         and short-term capital gains or, in
                                         certain instances, return of capital.
                                         There is no assurance that the Fund
                                         would be able to obtain the necessary
                                         exemptive relief.

                                         Prior to receiving exemptive relief
                                         for a Managed Dividend Policy and
                                         commencing with the Fund's first
                                         dividend, the Fund intends to make
                                         regular monthly cash distributions to
                                         holders of Common Shares at a fixed
                                         rate per Common Share based on the
                                         projected performance of the Fund,
                                         subject to adjustment from time to
                                         time ("Level-Rate Dividend Policy").
                                         The Level-Rate Dividend Policy may
                                         require certain distributions to be
                                         recharacterized as a return of
                                         capital. If the Fund receives the
                                         exemptive relief described above and
                                         the Board of Trustees determines to
                                         adopt a Managed Dividend Policy, the
                                         Fund would terminate its Level-Rate
                                         Dividend Policy. The dividend rate
                                         that the Fund pays on its Common
                                         Shares will depend on a number of
                                         factors, including dividends payable
                                         on the Preferred Shares and interest
                                         and required principal payments on
                                         any borrowings. As portfolio and
                                         market conditions change, the rate of
                                         dividends on the Common Shares and
                                         the Fund's dividend policy could be
                                         adjusted upward or downward from time
                                         to time.

Tax Treatment of
   Common Share Dividends                The Fund expects that dividends paid
                                         on the Common Shares will consist of
                                         (i) qualified dividend income (income
                                         from domestic and certain foreign
                                         corporations), (ii) long-term capital
                                         gain (gain from the sale of a capital
                                         asset held longer than 12 months),
                                         and (iii) investment company taxable
                                         income (other than qualified dividend
                                         income), including interest income,
                                         short-term capital gain and income
                                         from certain hedging and interest
                                         rate transactions. For individuals,
                                         the maximum federal income tax rate
                                         on qualified dividend income is 15%,
                                         on long-term capital gain is
                                         currently 15%, and on other types of
                                         income is 35%. These tax rates are
                                         scheduled to apply through 2008. We
                                         cannot assure you, however, as to
                                         what percentage of the dividends paid
                                         on the Common Shares, if any, will
                                         consist of qualified dividend income
                                         or long-term capital gains, which are
                                         taxed at lower rates for individuals
                                         than ordinary income. For a more
                                         detailed discussion, see "Taxation."

Use of Proceeds                          The Fund will use the net proceeds
                                         from the offering to purchase
                                         portfolio securities in accordance
                                         with its investment objective and
                                         policies. See "Use of Proceeds."

Listing of the Common Shares             The Fund expects the Common Shares to
                                         be listed on the New York Stock
                                         Exchange, subject to notice of
                                         issuance, under the symbol " ."

Market Price of Shares                   Common shares of closed-end
                                         investment companies frequently trade
                                         at prices lower than their net asset
                                         value. Common shares of closed-end
                                         investment companies like the Fund
                                         have during some periods traded at
                                         prices higher than their net asset
                                         value and have during other periods
                                         traded at prices lower than their net
                                         asset value. We cannot assure you
                                         that the Fund's Common Shares will
                                         trade at a price higher than or equal
                                         to net asset value. The Fund's net
                                         asset value will be reduced
                                         immediately following this offering
                                         by the sales load and the amount of
                                         the organization and offering
                                         expenses paid by the Fund. See "Use
                                         of Proceeds." In addition to net
                                         asset value, the market price of the
                                         Fund's Common Shares may be affected
                                         by such factors as the Fund's
                                         dividend stability, liquidity, market
                                         supply and demand, any use of
                                         leverage and the Fund's dividend
                                         level. See "Risks Factors and Special
                                         Considerations," "Description of
                                         Shares" and "Repurchase of Common
                                         Shares." The Common Shares are
                                         designed primarily for long-term
                                         investors, and you should not
                                         purchase Common Shares of the Fund if
                                         you intend to sell them shortly after
                                         purchase.

Risk Factors and Special
   Considerations                        No Operating History. The Fund is a
                                         newly organized, non-diversified,
                                         closed-end management investment
                                         company with no operating history.

                                         Market Discount Risk. Whether
                                         investors will realize gains or
                                         losses upon the sale of Common Shares
                                         of the Fund will depend upon the
                                         market price of the Common Shares at
                                         the time of sale, which may be less
                                         or more than the Fund's net asset
                                         value per share. Since the market
                                         price of the Common Shares will be
                                         affected by such factors as the
                                         relative demand for and supply of the
                                         Common Shares in the market, general
                                         market and economic conditions and
                                         other factors beyond the control of
                                         the Fund, the Fund cannot predict
                                         whether the Common Shares will trade
                                         at, below or above net asset value or
                                         at, below or above the public
                                         offering price. Shares of closed-end
                                         funds often trade at a discount to
                                         their net asset values and the Fund's
                                         Common Shares may trade at such a
                                         discount. This risk may be greater
                                         for investors expecting to sell their
                                         Common Shares of the Fund soon after
                                         completion of the public offering.
                                         The Common Shares of the Fund were
                                         designed primarily for long-term
                                         investors, and investors in the
                                         Common Shares should not view the
                                         Fund as a vehicle for trading
                                         purposes. See "Risk Factors and
                                         Special Considerations -- Market
                                         Discount Risk."

                                         Equity Risk. A principal risk of
                                         investing in the Fund is equity risk,
                                         which is the risk that the securities
                                         held by the Fund will fall due to
                                         general market and economic
                                         conditions, perceptions regarding the
                                         industries in which the issuers of
                                         securities held by the Fund
                                         participate, or factors relating to
                                         specific companies in which the Fund
                                         invests. See "Risk Factors and
                                         Special Considerations -- Common
                                         Stock Risk."

                                         Special Risks Related to Preferred
                                         Securities. Special risks are
                                         associated with investing in
                                         preferred securities include deferral
                                         of distributions or dividend
                                         payments, in some cases the right of
                                         an issuer never to pay missed
                                         dividends, subordination,
                                         illiquidity, limited voting rights,
                                         and redemption by the issuer. See
                                         "Risk Factors and Special
                                         Considerations -- Special Risks
                                         Related to Preferred Securities."

                                         Income Risk. The income shareholders
                                         receive from the Fund is based
                                         primarily on the dividends and
                                         interest it earns from its
                                         investments, which can vary widely
                                         over the short and long-term. If
                                         prevailing market interest rates
                                         drop, distribution rates of the
                                         Fund's portfolio holdings of
                                         preferred securities and debt
                                         securities may decline which then may
                                         adversely affect the Fund's
                                         distributions on Common Shares as
                                         well. The Fund's income also would
                                         likely be affected adversely when
                                         prevailing short-term interest rates
                                         increase and the Fund is utilizing
                                         leverage.

                                         Value Investing Risk. The Fund
                                         focuses its investments on dividend
                                         paying or other income producing
                                         securities that the Investment
                                         Manager believes are undervalued or
                                         inexpensive relative to other
                                         investments. These types of
                                         securities may present risks in
                                         addition to the general risks
                                         associated with investing in
                                         securities. See "Risk Factors and
                                         Special Consideration -- Value
                                         Investing Risk."

                                         Interest Rate Risk. Interest rate
                                         risk is the risk that fixed-income
                                         securities such as preferred and debt
                                         securities will decline in value
                                         because of changes in market interest
                                         rates. When market interest rates
                                         rise, the market value of such
                                         securities generally will fall. The
                                         Fund's investment in such securities
                                         means that the net asset value and
                                         market price of the Common Shares
                                         will tend to decline if market
                                         interest rates rise.

                                         During periods of declining interest
                                         rates, the issuer of a security may
                                         exercise its option to prepay
                                         principal earlier than scheduled,
                                         forcing the Fund to reinvest in lower
                                         yielding securities. This is known as
                                         call or prepayment risk. Preferred
                                         and debt securities frequently have
                                         call features that allow the issuer
                                         to repurchase the security prior to
                                         its stated maturity. An issuer may
                                         redeem such a security if the issuer
                                         can refinance it at a lower cost due
                                         to declining interest rates or an
                                         improvement in the credit standing of
                                         the issuer. During periods of rising
                                         interest rates, the average life of
                                         certain types of securities may be
                                         extended because of slower than
                                         expected principal payments. This may
                                         lock in a below market interest rate,
                                         increase the security's duration and
                                         reduce the value of the security.
                                         This is known as extension risk.

                                         Market interest rates for investment
                                         grade fixed income securities in
                                         which the Fund will invest have
                                         recently declined significantly below
                                         the recent historical average rates
                                         for such securities. This decline may
                                         have increased the risk that these
                                         rates will rise in the future (which
                                         would cause the value of the Fund's
                                         net assets to decline) and the degree
                                         to which asset values may decline in
                                         such events; however, historical
                                         interest rate levels are not
                                         necessarily predictive of future
                                         interest rate levels. See "Risk
                                         Factors and Special Considerations --
                                         Interest Rate Risk."

                                         Inflation Risk. Inflation risk is the
                                         risk that the value of assets or
                                         income from investments will be worth
                                         less in the future as inflation
                                         decreases the value of money. As
                                         inflation increases, the real value
                                         of the Common Shares and
                                         distributions thereon can decline. In
                                         addition, during any periods of
                                         rising inflation, dividend rates of
                                         any Preferred Shares the Fund may
                                         have issued would likely increase,
                                         which would tend to further reduce
                                         returns to holders of Common Shares.

                                         Foreign Securities. The Fund may
                                         invest up to 15% of its total assets
                                         in foreign securities denominated in
                                         U.S. dollars. Investing in securities
                                         of foreign companies (or foreign
                                         governments) may involve certain
                                         risks and opportunities not typically
                                         associated with investing in domestic
                                         companies. See "Risk Factors and
                                         Special Considerations -- Foreign
                                         Securities."

                                         Non-diversified Status. As a
                                         non-diversified investment company
                                         under the Investment Company Act of
                                         1940, as amended (the "1940 Act"),
                                         the Fund is not limited in the
                                         proportion of its assets that may be
                                         invested in securities of a single
                                         issuer, and accordingly, may invest a
                                         greater portion of its amounts in a
                                         more limited number of issuers than a
                                         diversified fund. An investment in
                                         the Fund may, under certain
                                         circumstances, present greater risk
                                         to an investor than an investment in
                                         a diversified company because changes
                                         in the financial condition or market
                                         assessment of a single issuer may
                                         cause greater fluctuations in the
                                         value of the Fund's Common Shares.
                                         See "Risk Factors and Special
                                         Considerations -- Non-Diversified
                                         Status."

                                         Industry Concentration Risk. The Fund
                                         may invest up to 25% of its total
                                         assets in the securities of companies
                                         principally engaged in a single
                                         industry. In the event the Fund makes
                                         substantial investments in a single
                                         industry, the Fund would become more
                                         susceptible to adverse economic or
                                         regulatory occurrences affecting that
                                         industry. See "Risk Factors and
                                         Special Considerations -- Industry
                                         Concentration Risk."

                                         Lower Rated Securities. The Fund may
                                         invest up to 10% of its total assets
                                         in non-convertible fixed income
                                         securities of below investment grade
                                         quality. The prices of these lower
                                         grade securities are more sensitive
                                         to negative developments, such as a
                                         decline in the issuer's revenues or a
                                         general economic downturn, than are
                                         the prices of higher-grade
                                         securities. Securities of below
                                         investment grade quality are
                                         predominantly speculative with
                                         respect to the issuer's capacity to
                                         pay interest and repay principal when
                                         due and therefore involve a greater
                                         risk of default and are commonly
                                         referred to as "junk bonds." See
                                         "Risk Factors and Special
                                         Considerations -- Lower Rated
                                         Securities."

                                         Leverage. Although the use of
                                         leverage by the Fund may create an
                                         opportunity for increased net income
                                         and capital appreciation for the
                                         Common Shares, it also results in
                                         additional risks and can magnify the
                                         effect of any losses. If the income
                                         and gains earned on securities
                                         purchased with leverage proceeds are
                                         greater than the cost of leverage,
                                         the Fund's return will be greater
                                         than if leverage had not been used.
                                         Conversely, if the income or gain
                                         from the securities purchased with
                                         such proceeds does not cover the cost
                                         of leverage, the return to the Fund
                                         will be less than if leverage had not
                                         been used. There is no assurance that
                                         a leveraging strategy will be
                                         successful. Leverage involves risks
                                         and special considerations for
                                         shareholders including:

                                         o   the likelihood of greater
                                             volatility of net asset value and
                                             market price of the Common Shares
                                             than a comparable portfolio
                                             without leverage

                                         o   the risk that fluctuations in
                                             interest rates on borrowings and
                                             short-term debt or in the
                                             dividend rates on any Preferred
                                             Shares that the Fund must pay
                                             will reduce the return to the
                                             holders of Common Shares; and

                                         o   the effect of leverage in a
                                             declining market, which is likely
                                             to cause a greater decline in the
                                             net asset value of the Common
                                             Shares than if the Fund were not
                                             leveraged, which may result in a
                                             greater decline in the market
                                             price of the Common Shares.

                                             It is also possible that the Fund
                                             will be required to sell assets,
                                             possibly at a loss, in order to
                                             redeem or meet payment
                                             obligations on any leverage. Such
                                             a sale would reduce the Fund's
                                             net asset value and also make it
                                             difficult for the net asset value
                                             to recover. The Fund in its best
                                             judgment nevertheless may
                                             determine to continue to use
                                             leverage if it expects that the
                                             benefits to the Fund's
                                             shareholders of maintaining the
                                             leveraged position will out weigh
                                             the current reduced return. The
                                             Fund's use of leverage may also
                                             impair the ability of the Fund to
                                             maintain its qualification for
                                             federal income tax purposes as a
                                             regulated investment company.

                                             Management Risk. The Fund is
                                             subject to management risk
                                             because it is an actively managed
                                             portfolio. The Investment Manager
                                             will apply investment techniques
                                             and risk analyses in making
                                             investment decisions for the
                                             Fund, but there can be no
                                             guarantee that these will produce
                                             the desired results.

                                             Dependence on Key Personnel. The
                                             Investment Manager is dependent
                                             upon the expertise of David N.
                                             Dreman in providing advisory
                                             services with respect to the
                                             Fund's investments. If the
                                             Investment Manager were to lose
                                             the services of Mr. Dreman, its
                                             ability to service the Fund could
                                             be adversely affected. There can
                                             be no assurance that a suitable
                                             replacement could be found for
                                             Mr. Dreman in the event of his
                                             death, resignation, retirement or
                                             inability to act on behalf of the
                                             Investment Manager. See "Risk
                                             Factors and Special
                                             Considerations -- Dependence on
                                             Key Personnel."

Anti-Takeover Provisions in the
   Fund's Governing Documents                Certain provisions of the Fund's
                                             Agreement and Declaration of
                                             Trust and By-Laws (collectively,
                                             the "Governing Documents") may be
                                             regarded as "anti-takeover"
                                             provisions. The overall effect of
                                             these provisions is to render
                                             more difficult the accomplishment
                                             of a merger with, or the
                                             assumption of control by, a
                                             principal shareholder. These
                                             provisions may have the effect of
                                             depriving Fund shareholders of an
                                             opportunity to sell their shares
                                             at a premium to the prevailing
                                             market price. See "Anti-takeover
                                             Provisions of the Fund's
                                             Governing Documents."

   Custodian, Transfer Agent and
     Dividend Disbursing Agent               [       ], serves as the custodian
                                             of the Fund's assets pursuant to
                                             a custody agreement. Under the
                                             custody agreement, the custodian
                                             holds the Fund's assets in
                                             compliance with the 1940 Act. For
                                             its services, the custodian will
                                             receive a monthly fee based upon,
                                             among other things, the average
                                             value of the total assets of the
                                             Fund, plus certain charges for
                                             securities transactions.

                                             [       ], serves as the Fund's
                                             dividend disbursing agent, as
                                             agent under the Fund's automatic
                                             dividend reinvestment and
                                             voluntary cash purchase plan, and
                                             as transfer agent and registrar
                                             with respect to the Common Shares
                                             of the Fund.

                           SUMMARY OF FUND EXPENSES

         The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's total assets (after issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.


SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)                                              %
Offering Expenses Borne by the Fund (as a percentage
     of offering price)(1)(2)                                                               %
Dividend Reinvestment and Cash Purchase Plan Fees                                         None(3)
                                                                                Percentage of Net Assets
                                                                              Attributable to Common Shares
                                                                       (Assumes the Issuance of Preferred Shares)
ANNUAL EXPENSES(4)
Management Fees                                                                             %
Other Expenses                                                                              %
Total Annual Expenses                                                                       %
                                                                    --------------------------------------------------

                                                                    ==================================================

(1) Claymore Securities, Inc. the Fund's Investment Adviser, has agreed to pay the Fund's offering and organizational costs (other than the sales load) that exceed $0.04 per share of Common Shares (0.20% of the offering price).
(2) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.25% of the total amount of the Preferred Shares offering, will effectively be borne by holders of Common Shares and result in the reduction of the net asset value of the Common Shares.
     Assuming the issuance of Preferred Shares in an amount equal to 33 1/3% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $ or $ per Common Share ( % of the offering price).
(3) You will be charged a $[ ] service charge and pay brokerage charges if you direct the plan agent the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that Preferred Shares are issued or outstanding. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:


                                                                                Percentage of Net Assets
                                                                              Attributable to Common Shares
                                                                        (Assumes No Preferred Shares Are Issued)
ANNUAL EXPENSES
Management Fees                                                                             %
Other Expenses                                                                              %
Total Annual Expenses                                                                       $
                                                                    --------------------------------------------------

                                                                    ==================================================


                                    EXAMPLE

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the
Fund's first year of operations and assume that the Fund issues [     ] Common
Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase.

          The example illustrates the expenses (including the sales load of
$[     ] ) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of [ ]% of net assets attributable to Common Shares in years 1 through 10, and (2) a 5% annual return.(5)

                                 1 Year    3 Years    5 Years    10 Years
Total Expenses Incurred            $[ ]      $[ ]      $[ ]        $[ ]
(5) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                   THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 210 N. Hale Street Wheaton, Illinois 60187.

                                USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $[ ] ($[ ] if the Underwriters exercise the over allotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Manager expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies, as appropriate investment opportunities are identified, within approximately three months from the date of the offering of the Common Shares.

                       INVESTMENT OBJECTIVE AND POLICIES

          The Fund's primary investment objective is to provide high total return, through a combination of current income and capital appreciation. The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

         Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 65% of the Fund's total assets will consist of investments in common and preferred stocks. The Fund may invest up to 10% of its total assets in fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's or BB or lower by S&P or securities determined by the Fund's Investment Manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The foregoing credit quality policy applies only at the time a security is purchased and the Fund is not required to sell a security if its credit rating is downgraded or withdrawn. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.

Portfolio Contents

         Common Stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         The Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

         Lower-Rated Securities. The Fund may invest up to 10% of its total assets in non-convertible fixed-income securities considered below investment grade quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than "Baa" by Moody's or "BBB" by S&P, or which are of comparable quality, are commonly referred to as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Manager, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

Industry Concentration

         The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Other Considerations -- Industry Concentration Risks."

Temporary Defensive Investments

         Under normal market conditions at least 80% of the Fund's assets will consist of "dividend paying securities" i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or "income securities," i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Manager to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Investment Manager. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's Statement of Additional Information. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Investment Manager, with respect to assets so invested. See "Management of the Fund -- General." The Fund may not achieve its investment objective during temporary defensive periods.

Certain Other Investment Practices

         For a more complete discussion of the Fund's investment practices involving derivatives and certain other investment techniques, see "Investment Objectives and Policies - Additional Investment Policies - Derivative Instruments" in the Fund's Statement of Additional Information.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the Fund's total assets.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Manager, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Investment Manager or any of their affiliates.

Restricted and Illiquid Securities

          The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Manager pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Foreign Securities

         The Fund may invest up to 15% of its total assets in U.S. dollar denominated securities of foreign issuers. See "Risk Factors and Other Considerations -- Foreign Securities." The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

Loans of Portfolio Securities

         To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objectives and Policies -- Investment Practices -- Loans of Portfolio Securities" in the Fund's Statement of Additional Information.

Portfolio Turnover

         The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

Investment Restrictions

         The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares (and Preferred Shares, if any, voting together as a single class). See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue Preferred Shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its Preferred Shares.

                              INVESTMENT STRATEGY

         Dreman Value Management LLC (the "Investment Manager") will be responsible for the overall management of the Fund's investments including the allocation of the portfolio between common, preferred and other securities. The Investment Manager will utilize a disciplined value strategy which has been developed over a period of 25 years of active investment management.

         In making stock selections, the Investment Manager seeks to invest in securities that have a yield greater than that of the S&P(R) 500 Stock Index, as well as the potential for capital appreciation. In evaluating stocks, the Fund's Investment Manager compares companies' stock prices to their book values, cash flows and dividend yields and analyzes individual companies to seek to identify those that are financially sound and that appear to have strong potential for long-term growth and income.

         The Investment Manager seeks to select the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The Investment Manager may favor securities from different sectors at different times. The Investment Manager will normally sell a stock when it reaches a target price, its fundamental factors have changed or when it believes other investments offer better opportunities.

         The Investment Manager identifies potential investment opportunities by emphasizing stocks that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields. The Investment Manager has over a period of 25 years, conducted extensive studies, which have led the Investment Manager to believe that consistently applying disciplined value strategies yields superior long-term total returns.

         The Investment Manager begins the investment process by starting with a quantitative screening process that identifies potentially undervalued stocks. The Investment Manager's objective is not merely to identify "cheap" stocks, since the Investment Manager believes that such an approach seldom achieves results that are consistently superior without unnecessary risks. The quantitative screening utilized by the Investment Manager reflects its process for identifying a universe of stocks from which to identify potential buying opportunities.

         The Investment Manager's primary screening criterion will be low price-to-earnings or "P/E" ratios, because of the Investment Manager's belief in the potentially superior performance characteristics of such stocks. After low P/E ratios, the Investment Manager will then consider the price-to-book values and price-to-cash flow relationships of stocks. The Investment Manager intends to focus the Fund's investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to seek to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that the Investment Manager will seek to identify in the securities in which the Fund may invest is a relatively low or sharply declining institutional ownership. The Investment Manager believes that this factor indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap.

         The Investment Manager believes its approach is conservative in nature and, accordingly, it will stress companies that possess strong financial positions. Investment criteria will involve close analysis of debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. In addition, an analysis of cash and current ratios will also be conducted, with a goal of determining whether the potential investment opportunities have strong staying power, and can self-finance themselves should the need arise. The Investment Manager's objective is to identify strong companies and not to speculate on weak stocks or potential bankruptcies, unless there are special circumstances that warrant examination.

         The Investment Manager will seek to invest in stocks that have an above-average dividend yield. The Investment Manager believes that high yield is a crucial indicator of investment success. Furthermore, the Investment Manager believes that the dividend growth rate of low P/E stocks tends to be significantly greater than average. Generally the Investment Manager adopts a buy-and-hold model portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Investment Manager believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Investment Manager believes that dividends not only provide most of any return during such periods, but the above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Investment Manager believes that dividend yield can lower a portfolio's volatility.

         The Investment Manager will apply a rigorous bottom-up fundamental analysis to the universe of stocks identified as investment opportunities in order to select a manageable group of promising stocks. The Investment Manager will seek to avoid problematical low P/E stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten-year basis. The Investment Manager will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those it believes have fundamental strength. In conducting its fundamental analysis stocks with financial problems, structural deficiencies, management issues, lack of financial transparency or other identifiable problems will generally be pared from the list of potential buying opportunities. The Investment Manager intends to invest the Fund's assets allocated to stocks in approximately 30-60 stocks, divided among 10 to 15 industries.

         Since the Investment Manager intends to select securities which may be out of favor with investors, the Investment Manager believes in the importance of patience in waiting for the market's realization of underlying value to come into line with the Investment Manager's opinion of a security's value. As a consequence, the turnover rate of the Fund's portfolio may be significantly less than industry averages.

                                USE OF LEVERAGE

         The Fund may use financial leverage through the issuance of Preferred Shares, commercial paper or notes and/or borrowing in an aggregate amount up to 33 1/3% of the Fund's total assets after such issuance and/or borrowing. The Fund currently intends to issue Preferred Shares in an amount initially equal to approximately 33 1/3% of the Fund's total assets (including the proceeds of the Preferred Shares) within three months following the completion of the offering of the Common Shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

         Leverage creates risks for holders of Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any Preferred Shares may adversely affect the return to the holders of Common Shares. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to holders of Common Shares as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

         Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shares. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage the fees received by the Investment Adviser and the Investment Manager for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including proceeds from the issuance of Preferred Shares and any borrowings.

         The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

         Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. If the Fund issues Preferred Shares resulting in 33 1/3% leverage, there will be an asset coverage of 300%. Normally, holders of the Common Shares will elect the Trustees of the Fund except that the holders of any Preferred Shares will elect two Trustees. In the event the Fund failed to pay dividends on its Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees until the dividends are paid.

         Assuming the utilization of leverage in the amount of 33 1/3% of the Fund's Managed Assets and an annual dividend rate on Preferred Shares of [ ]% payable on such leverage based on estimated market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments is [ ]%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

         The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of Common Shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)      (10)%   (5)%    0%     5%   10%
Corresponding Common Share return
     assuming [    ]%  leverage.............    ([ ])%  ([ ])% ([ ])%  [ ]% [ ]%


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

Special Risks Related to Preferred Securities

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk

         The income investors in the Fund receive is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock and any bond holdings could drop as well.

Value Investing Risk

         The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" sesurities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Interest Rate Risk

         Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any Preferred Shares the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.

Lower-Rated Securities

         The Fund may invest up to 10% of its total assets in preferred stock or debt securities considered below investment grade quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility;

         o        greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o        potential lack of attractive resale opportunities
                  (illiquidity); and

         o additional expenses to seek recovery from issuers who default.

         In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower-rated securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         As a part of its investments in lower-rated securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

         For a further description of lower-rated securities and the risks associated therewith, see "Investment Objective and Policies - Additional Investment Practices - Additional Information regarding Lower-Rated Securites" in the Statement of Additional Information. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Foreign Securities

         The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         The Fund expects that its investments in foreign securities will primarily consist of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

No Operating History

         The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Industry Concentration Risks

         The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund chose to focus its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

Non-diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser and Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


Dependence on Key Personnel

         The Investment Manager is dependent upon the expertise of Mr. Dreman in providing advisory services with respect to the Fund's investments. If the Investment Manager were to lose the services of Mr. Dreman, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Dreman in the event of his death, resignation, retirement or inability to act on behalf of the Investment Manager.

Geopolitical Risks

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the common shares.

Anti-takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents."

                            MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, the Investment Manager and other service providers of the Funds.

The Investment Adviser

         Claymore Securities, Inc. acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Kansas corporation with principal offices located at 210 N. Hale Street, Wheaton, Illinois. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 0.[ ]% of the Fund's average daily Managed Assets.

The Sub-Adviser

         Dreman Value Management LLC, Inc. acts as the Fund's Investment Manager pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-advisory Agreement"). The Investment Manager is a Delaware Limited Liability Company with principal offices located at 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. The Investment Manager was organized in April 1997. As of September 30, 2003, the Investment Manager acted as registered investment adviser for individuals, pension trusts, and endowments, and as a sub-adviser to investment companies with aggregate net assets of $6.2 billion. The Investment Manager, had assets under management totaling approximately $7.5 billion as of September 30, 2003. Pursuant to the Sub-advisory Agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Investment Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Investment Adviser pays the Investment Manager a fee, computed daily and payable monthly, equal, on an annual basis, to 0.[ ]% of the Fund's average daily Managed Assets.

         David N. Dreman will have primary responsibility for selecting the Fund's investments. Mr. Dreman began his investment career in 1957, founded the predecessor to Dreman Value Management, L.L.C., and has served as chairman and chief investment officer of the firm since its inception, in 1977.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute its net investment income on a monthly basis. At least annually, the Fund intends to distribute all of its net long- and short-term capital gains, if any. Both monthly and annual distributions to holders of Common Shares will be made only after paying any accrued dividends on, or redeeming or liquidating, any Preferred Shares and making interest and required principal payments on borrowings, if any.

         The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to holders of Common Shares, at a fixed rate per Common Share or at a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains.

Level-Rate Dividend Policy

         Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to holders of Common Shares at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, if any, and interest and required principal payments on borrowings, if any.

         The initial distribution to holders of Common Shares is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day.

         To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

         While the Fund intends to pay a level dividend, investors should understand that there is no assurance that the Fund will always be able to pay a dividend, or that the dividend will be of any particular size.

Managed Dividend Policy

         Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act allowing the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

         Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to holders of Common Shares, at a fixed rate per Common Share or a fixed percentage of net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains is less than the amount of the distribution, the difference would be distributed from the Fund's assets. If, for any fiscal year, the total distributions exceed such income and gains (the "Excess"), the Excess would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in the Common Shares, with any amounts exceeding such basis treated as gain from the sale of those Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

         Any distribution of an Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Trustees will implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                        AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by [__], which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by [__] as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

         Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase Common Shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

         In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to [__].

                           DESCRIPTION OF THE SHARES

         The following is a brief description of the terms of the Common Shares and of the Fund's expected issuance of Preferred Shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of [ ], 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's common shares will be listed on the New York Stock Exchange
under the symbol "[     ]".

         The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds."

Preferred Shares

         The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

         The Fund may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Fund currently intends to issue Preferred Shares representing no more than 33 1/3% of the Fund's Managed Assets immediately after the Preferred Shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

         Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Common Shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

             The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

          ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

             The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required.

             For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions. See "Additional Information."


 CLOSED-END FUND STRUCTURE; REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND

Closed-End Structure

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Repurchase of Common Shares and Tender Offers

         In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Manager, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

         There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Investment Manager does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

         The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.


                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Shareholders

         Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

         [_______________], serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         [_______________], serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the Common Shares of the Fund.

                                 UNDERWRITING

         Subject to the terms and conditions of a purchase agreement dated [ ], 2003, each underwriter named below, for which [ ] are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.



                                                                    Number of
Underwriter                                                        Common Shares
-----------                                                        -------------




 Total...................

         The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[ ] per share. The sales load the Fund will pay of $[ ]per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount in excess of $[ ] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.


                                                Per Share   Without Option   With Option
                                                ---------   --------------   -----------
Public offering price.......................
Sales load..................................
Proceeds, before expenses, to the Fund......

         The expenses of the offering are estimated at $[ ] and are payable by the Fund. The Investment Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described in the preceding sentence) that exceed $0.04 per common share. The Investment Adviser has also agreed to pay the organizational expenses of the Fund.

         The Fund has granted the underwriters an option to purchase up to [ ] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

         Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's dividend reinvestment plan.

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         One or more of the underwriters of Common Shares may also act as an underwriter of the Preferred Shares.

         The Investment Adviser has also agreed to pay a fee from its own assets to [ ], payable quarterly at the annual rate of [ ]% of the Fund's Managed Assets during the continuance of the Advisory Agreement between the Investment Adviser and the Fund. [ ] has agreed to, among other things, provide certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The maximum amount of this fee, plus the amount paid by the Fund as the $[ ] per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby.

         The address of [     ] is [     ].

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden Arps, Slate, Meagher & Flom (Illinois) and its affiliated entities, special counsel to the Fund in connection with the offering of the common shares, and by [__], New York, New York, counsel to the underwriters.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

         The Fund's common shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Manager and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated as of [ ], 2003, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An Statement of Additional Information may be obtained without charge by writing to the Fund at its address at [ ]or by calling the Fund toll-free at [ ]. The Table of Contents of the Statement of Additional Information is as follows:

                                                                           PAGE
THE FUND.................................................................   B-
INVESTMENT OBJECTIVE AND POLICIES........................................   B-
INVESTMENT RESTRICTIONS..................................................   B-
MANAGEMENT OF THE FUND...................................................   B-
PORTFOLIO TRANSACTIONS...................................................   B-
PORTFOLIO TURNOVER.......................................................   B-
TAXATION.................................................................   B-
NET ASSET VALUE..........................................................   B-
GENERAL INFORMATION......................................................   B-

APPENDIX A

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

================================================================================





                                  [ ] Shares


                    Dreman/Claymore Dividend & Income Fund



                                 Common Shares








                              __________________

                                  PROSPECTUS
                              __________________







                                [Underwriters]











                                  [ ] , 2003


================================================================================

The information in this Statement is incomplete and may be changed. The Statement of Additional Information is not a prospectus. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.


SUBJECT TO COMPLETION -- PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER [ ], 2003


PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                    Dreman/Claymore Dividend & Income Fund
                          __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

         Dreman/Claymore Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company that seeks to provide high total return, through a combination of current income and capital appreciation.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [ ], 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at [ ].

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

         This Statement of Additional Information is dated [        ], 2003.

                               TABLE OF CONTENTS

                                                                         Page

THE FUND...............................................................   B-
INVESTMENT OBJECTIVE AND POLICIES......................................   B-
INVESTMENT RESTRICTIONS................................................   B-
MANAGEMENT OF THE FUND.................................................   B-
PORTFOLIO TRANSACTIONS.................................................   B-
PORTFOLIO TURNOVER.....................................................   B-
TAXATION...............................................................   B-
NET ASSET VALUE........................................................   B-
GENERAL INFORMATION....................................................   B-

                                   THE FUND

         The Fund is a newly organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund expects that its common shares of beneficial interest, par value $0.01 (the "Common Shares"), will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "[ ]."

                       INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

         Additional Information Regarding Lower-Rated Securities. The Fund may invest up to 10% of its total assets in fixed income securites of below investment grade quality. The market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower-rated securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower rated securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Manager also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Manager may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Manager will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securites Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Derivative Instruments

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Manager to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

Additional Risks Relating to Derivative Instruments

         Neither the Investment Adviser nor the Investment Manager is registered as a Commodity Pool Operator. The Investment Adviser and the Investment Manager have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Manager's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

         Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1........Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2........Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3........Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

4........Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5........Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6........Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.


                            MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Investment Manager, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser and the Investment Manager.

         Nicholas Dalmaso is the sole initial trustee of the Fund. Following is a list of [ ] present positions, principal occupations during the past five years and [ ] positions with certain other organizations and companies.

Trustees

Name (and Age), Position             Term of Office               Principal
    with the Fund and                 and Length of           Occupation During
  Business Address (1)                 Time Served             Past Five Years

Nicholas Dalmaso



-------------------------------------------------------------------------------
(1) Address: [ ]

* As of [ ], trustees do not own equity securities of the Fund because the Fund is a newly organized closed-end investment company.

         The trustees serving on the Fund's Nominating Committee are [ ]. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         [ ], and [ ], who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

Remuneration Of Trustees And Officers

         The Fund pays each trustee who is not affiliated with the Investment Adviser or the Investment Manager or their affiliates a fee of [ ] per year plus $[ ] per Board meeting attended and $[ ] per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows certain compensation information for the trustees and officers of the Fund for the fiscal year ended [ ], 2003. Other officers who are employed by the Investment Adviser or the Investment Manager receive no compensation or expense reimbursement from the Fund.

                                COMPENSATION TABLE
  Name of Person and           Estimated Compensation
       Position                     from the Fund          To Trustees/Officers*




-------------------------------------------------------------------------------
*    Represents the total compensation paid to such persons during the
     calendar year ended [     ], 2003 by investment companies (including the
     Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include $ of, among other things, out of pocket trustee expenses. The number in parenthesis represents the number of such investment companies.

Indemnification of Officers and Trustees; Limitations on Liability

         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory Agreement

         Claymore Securities, Inc. acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Kansas corporation with principal offices located at 210 North Hale Street, Wheaton, Illinois 60187. The Investment Adviser was incorporated in [ ]. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of [ ]% of the average weekly managed assets of the Fund. The Investment Adviser (and not the Fund) will pay for the services rendered by the Investment Manager in an amount equal to [ ]% of the average weekly managed assets of the Fund.

Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore".

The Sub-Advisory Agreement

         Dreman Value Management L.L.C. acts as the Fund's investment manager (the "Investment Manager") pursuant to a sub-adviser agreement (the "Sub-Advisory Agreement") with the Investment Adviser. The Investment Manager is a Delaware Limited Liability Company with principal offices located at 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. As of [ ], 2003, the Investment Manager acted as registered investment adviser for individuals, pension trusts, and endowments, and as a sub-adviser to investment companies with aggregate net assets of $[ ] billion. The Investment Manager, had assets under management totaling approximately $[ ] billion as of [ ], 2003.

         Under the terms of the Sub-Advisory Agreement, the Investment Manager manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

         The Sub-Advisory Agreement continues until [ ] and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Manager is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Dreman" is the Investment Manager's property, and that in the event the Investment Manager ceases to act as an investment manager to the Fund, the Fund will change its name to one not including "Dreman."

Approval of Advisroy Agreement and Sub-Advisory Agreement

         In approving the Advisory Agreement and Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser and Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's and the Investment Manager's expenses in providing the services and the profitability of the Investment Adviser, Investment Manager and their affiliated companies. The Board of Trustees also reviewed the benefit to the Investment Adviser and/or Investment Manager of receiving third party research paid for by Fund assets and the proprietary of such an arrangement and evaluated other benefits the Investment Adviser and Investment Manager derive from its relationship with the Fund. The Board of Trustees considered the propriety of the proposed and alternative advisory fee schedules. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors. The Board of Trustees discussed the financial strength of the Investment Adviser, Investment Manager and their affiliated companies and the capability of the personnel of the Investment Adviser and Investment Manager. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement and Sub-Advisory Agreement were in the best interests of the Fund and its shareholders.


                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Manager or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Sub-Advisory Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Investment Manager and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Manager in connection with the Fund. Conversely, such information provided to the Investment Manager and its affiliates by brokers and dealers through whom other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                                   TAXATION

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other
RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."
         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences relating to any Preferred Shares, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gain or loss ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gain or loss is treated as though it was realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gain (or loss) realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such loss is realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gain or loss from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31,
2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Backup Withholding

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares.

                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund that are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser or the Investment Manager in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not business days and on which, therefore, the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser or the Investment Manager, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel And Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

         [__], serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

Code Of Ethics

         The Fund, the Investment Adviser, and the Investment Manager each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Manager and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Manager are on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

[Proxy voting procedures - to be added by amendment].

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(1)  Financial Statements

         Part A

         Report of Independent Accountants(1)

         Part B

         Statement of Assets and Liabilities(1)

(2) Exhibits

       (a)    Agreement and Declaration of Trust of Registrant(1)
       (b)    By-Laws of Registrant(1)
       (c)    Not applicable
       (d)    Form of Specimen Share Certificate(1)
       (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(1)
       (f)    Not applicable
       (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Securities, Inc.(1)
              (ii) Form of Sub-Advisory Agreement between Claymore Securities, Inc. and Dreman Value Management, LLC(1)
       (h)    Form of Underwriting Agreement(1)
       (i)    Not applicable
       (j)    Form of Custodian Contract(1)
       (k)    Form of Registrar, Transfer Agency and Service Agreement(1)
       (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) with respect to legality(1)
       (m)    Not applicable
       (n)    (i)  Consent of [ ](1)
              (ii)Powers of Attorney(1)
       (o)    Not applicable
       (p)    Form of Initial Subscription Agreement(1)
       (q)    Not applicable
       (r) Codes of Ethics of the Fund, the Investment Adviser, and the Investment Manager(1)

___________________

(1) To be filed by Amendment.





Item 25.          Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement to be filed by amendment.

Item 26.          Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee.........................................................
SEC Registration fees....................................................
Printing/engraving expenses..............................................
Accounting fees..........................................................
Legal fees...............................................................
NASD fee.................................................................
Miscellaneous............................................................
         Total...........................................................

Item 27.          Persons Controlled by or Under Common Control with Registrant

         [To be filed by amendment ]

Item 28.

Title of Class            Number of Record Shareholders as of October [  ], 2003
--------------            ------------------------------------------------------
Common shares of beneficial                     0
interest, par value $0.01 per share

Item 29.          Indemnification

      [To be filed by amendment]

Item 30. Business and Other Connections of Investment Adviser and Investment Manager

The Investment Adviser, a corporation organized under the laws of [ ], acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-[ ]).

The Investment Manager, a limited liability company organized under the laws of Delaware, acts as investment manger to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-54255).

Item 31.          Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the office of the Investment Manager at 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611, in part at the offices of the Custodian, [ ], at the offices of the Fund's Administrator, [ ], and in part at the offices of [__].

Item 32.          Management Services

         Not applicable.

Item 33.          Undertakings

1 Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 23rd day of October, 2003.


                             /s/ Nicholas Dalmaso
                             ------------------------
                             By: Nicholas Dalmaso
                             Sole Initial Trustee, President,
                             Chief Executive Officer and
                             Chief Financial Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 23rd day of October, 2003.


Name                                                 Title

/s/ Nicholas Dalmaso                        Sole Initial Trustee, President,
-------------------------                   Chief Executive Officer and
Nicholas Dalmaso                            Chief Financial Officer